Effective April 30, 2011, the last bulleted item in the second paragraph beneath the main heading "Description of Share Classes" is restated in its entirety as follows:

•	investors who purchase shares through asset-based fee programs available through financial intermediaries.

Effective April 30, 2011, the fourth paragraph beneath the main heading "Description of Share Classes" is restated in its entirety as follows:

Class W shares generally are available only to investors who purchase shares through asset-based fee programs available through financial intermediaries. The use of Class W shares by a financial intermediary will depend on, among other things, the structure of the particular asset-based fee program.

Effective April 30, 2011, the last two paragraphs beneath the main heading "Description of Share Classes" before the sub-section entitled "Sales Charges and Waivers or reductions" are replaced in their entirety by the following:

Shareholders may be able to convert among Class A, Class I, and Class W shares of the fund if they satisfy eligibility requirements for the other class, if any.

Class C shareholders may be able to convert their Class C shares not subject to a CDSC to Class I or Class W shares of the fund if they satisfy eligibility requirements.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.